Additional cash flows information (Tables)	9 Months Ended
May 31, 2025
Additional cash flows information.
Summary of financing and investing activities not involving cash

	Nine-month period	Nine-month period
	ended May 31,	ended May 31,
	2025	2024
	$	$
Additions to right-of-use assets	62,296	38,283
Lease termination	46,291	—
Initial recognition of derivative liabilities	3,188,389	—
Conversion of Series A & B Convertible Preferred Shares	435,763	—